Exhibit 99.1

Investor Presentation December 2017

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continue,” “will,” “anticipate,” “contemplate,” “seek,” “estimate,” “intend,” “plan,” “target,” “project,” “would,” “annualized” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. For a discussion of some of the risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2016. Except as required by law, we assume no obligation to update these forward-looking statements or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Use of Non-GAAP Financial Measures The information provided herein includes certain non-GAAP financial measures. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The reconciliation of such measures to the comparable GAAP figures are included in the appendix of this presentation. 1

NALs / Loans 170/30/39 251/177/36 126/34/38 0/170/167 119/176/227 227/227/227 R:79 G:129 B:189 Best-in-Class Franchise 2 Branch Presence Financial Overview – 3Q 2017 YTD ($ billions) Source: Public filings and SNL Financial Note: Financial data as of 30-Sep-17. Market data as of 24-Nov-17. NIM change based on most recent quarter. Top quartile is based on public banks $10–$50bn in assets constituted as of 31-Dec-16; excludes merger targets. Ratios shown as core. Core operating measures exclude certain gains, expenses and one-time items. See quarterly non-GAAP reconciliation of core net income, core net interest income, core noninterest income and core noninterest expense in the appendix. Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix. ROATCE (return on average tangible common equity) is a non-GAAP financial measure. A reconciliation to the comparable GAAP measure is provided in the appendix. Company Highlights Oldest and largest Hawaii-based bank Full service community bank with complete suite of products & services #1 deposit market share in Hawaii since 2004 Largest Hawaii-based lender across all categories $13.0 bn assets under administration as of 3Q17 & more than 44mm transactions processed by merchant services in 2016 Proven through the cycle and top quartile operating performance NIM Since 4Q 2015 Efficiency Ratio(2), (3) ROATCE(2), (4) Cost of Deposits Dividend Yield Maui Kahoolawe Lanai Oahu Kauai Niihau Honolulu Hawaii Island Molokai Market Cap $ 3.9 Loans $ 12.1 Assets $ 20.6 Deposits $ 17.6 62 branches Guam Saipan (1) (1) (1) (1) (1) (1) FHB Top Quartile 46.8% 51.5 % FHB Top Quartile 14.9% 13.8 % FHB Top Quartile 0.22% 0.24 % FHB Top Quartile 3.2% 2.5% FHB Top Quartile 0.06% 0.37%

FULL SUITE OF PRODUCTS AND SERVICES

First Hawaiian, Inc.

First Hawaiian is a full service community bank focused on building relationships with our customers

Commercial Lending

- Largest commercial lender in Hawaii
- 52 commercial bankers[2]
- Relationship-based lending
- Primary focus on Hawaii, additional focus on California
- C&I, leases, auto dealer flooring, CRE, and C&D
- Strong relationships with proven local real estate developers

Consumer Lending

- Services provided to individuals and small to mid-sized businesses
- Full service branches, online and mobile channels
- Exclusively in-footprint focus
- First mortgages, home equity, indirect auto financing, and other consumer loans

Deposits

- #1 deposit market share in Hawaii (36.5%)[1]
- Retail deposit products offered through branch, online, mobile, direct channels
- Commercial deposits, treasury and cash management products
- Hawaii state and municipal relationships

First Hawaiian, Inc.

Credit Cards

- Leading credit card issuer among Hawaii banks
- Approximately 169,000 accounts with more than $2.0bn annual spend[2]
- Consumer, small businesses, and commercial cards
- Issuer of both Visa and MasterCard

Wealth Management

- $13.0 bn of AUA and 44 financial advisors[2]
- Personal services include financial planning, insurance, trust, estate, and private banking
- Institutional services include investment management, retirement plan administration, and custody
- Mutual funds provided by Bishop Street Capital Management

Merchant Processing

- Largest merchant processor in Hawaii
- Spans Hawaii, Guam and Saipan
- Over 6,000 terminals processed ~44.3mm transactions in 2016
- Relationships with all major U.S. card companies and select foreign cards

(1) Source: FDIC as of 30-Jun-17.
(2) As of 30-Sep-17.

3

Hawaii is an Attractive Market with Strong Economic Backdrop 4 Real GDP ($ billion) Population (000s) Source: Hawaii Department of Business, Economic Development & Tourism, Bureau of Labor Statistics, Federal Housing Finance Agency, and SNL Financial Note: Real GDP adjusts nominal GDP to 2009 dollars. Unemployment and housing index are shown as seasonally adjusted. Data current as of 30-Sep-17. (1) Based on $15.7bn of 2016 visitor spending according to the Hawaii Tourism Authority. The Hawaii economy has remained steady through economic cycles and maintains a favorable outlook GDP by Industry (2016) Unemployment (Year End) Housing Price Index (Year End) Visitor Expenditures ($ billion) ’18-’23 Projected HHI Change: 11.9% October 2017: 2.2% Visitor Arrivals (mm) 8.7 8.9 9.2 9.4 9.5 Tourism accounts for ~21% of Hawaii GDP(1) 6.0% 4.9% 4.4% 3.6% 3.0% 2012A 2013A 2014A 2015A 2016A 100 104 113 119 127 2012A 2013A 2014A 2015A 2016A Government 21% Real Estate 19% Residential RE 23% Other 15% Transportation & Warehousing 5% Entertainment 10% Professiona l 9 % Construction 6% Retail Trade 7 % Healthcare & Education 8% $15.1 $15.7 $16.8 $17.1 $17.8 2015A 2016A 2017E 2018E 2019E 1,425 1,429 1,436 1,447 1,459 2015A 2016A 2017E 2018E 2019E

THE CLEAR LEADER IN HAWAII

First Hawaiian, Inc.

The banking market in Hawaii is dominated by local banks with the top 6 banks accounting for ~98% of deposits; First Hawaiian is the clear leader among its Hawaii banking peers based on size and operating performance

	First Hawaiian, Inc.	Bank of Hawaii	American Savings Bank	Central Pacific Bank	Territorial Savings Bank	Hawaii National Bank
Branches	62	69	51	35	30	14
FTEs	2,184	2,120	1,113	796	273	168
Assets ($bn)	$20.6	$17.3	$6.6	$5.6	$2.0	$0.7
Loans ($bn)	12.1	9.6	4.7	3.6	1.4	0.4
Deposits ($bn)	17.6	15.0	5.8	4.9	1.6	0.6
3Q 2017 YTD ROATCE	14.9%[1,2]	15.2%[3]	13.1%	10.0%	7.2%	3.5%
3Q 2017 YTD ROATA	1.21[1,2]	1.07[3]	1.04	0.93	0.89	0.31



Loan Portfolio
Commercial
Commercial RE
Residential RE
Consumer & Other
14%
26%
33%
27%
12%
13%
24%
51%
6%
12%
19%
63%
13%
13%
28%
46%
2%
98%
1%
31%
29%
39%
Deposit Portfolio
Transaction Accounts
Savings / MMDA
Time Deposits
26%
34%
40%
13%
51%
36%
6%
12%
82%
24%
13%
63%
19%
18%
63%
13%
10%
77%

Hawaii Deposits	#1	#2	# 3	# 4	# 5	# 6
Rank	#1	#2	# 3	# 4	# 5	# 6
Share	36.5%	31.4%	13.1%	11.1%	3.5%	1.4%

Source: SNL Financial and FDIC. For peer companies, peer company filings, SNL Financial and FDIC

Note: Balance sheet and income statement data as of 30-Sep-17. Deposit market share and branches as of 30-Jun-17.

(1) ROATCE (return on average tangible common equity) and ROATA (return on average tangible assets) are non-GAAP financial measures. Reconciliations to the comparable GAAP measures are provided in the appendix.

(2) FHB ROATCE and ROATA shown as core. Core excludes certain expenses, gains and one-time items. See annual non-GAAP reconciliation of core net income in the appendix.

(3) BOH ROATCE and ROATA exclude gain on sale of 90,000 Visa Class B shares at $12.5mm.

5

Strong Organic Growth and High Performance 6 Consistent Deposit Growth Through the Cycle Credit Performer Source: Public filings and SNL Financial Note: Financial data as of 30-Sep-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets. FHB ratios shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. ROATCE (return on average tangible common equity) is a non-GAAP financial measures. A reconciliation to the comparable GAAP measure is provided in the appendix. FHB dividend payout ratio based on 3Q17 LTM earnings and a $0.86 per share cash dividend for the last-twelve months ended 30-Sep-17. Steady, Balanced Loan Growth Strong Expense Mgmt. Culture(1) Consistent Record of Profitability(1),(2) Attractive Dividend Payout (LTM)(3) NPAs + 90s / Loans + OREO Efficiency Ratio ROATCE 3Q17 YTD Cost of Deposits: 0.22% 12.0% 13.8% 14.9% 10.2% 11.7% 11.6% 8.0% 10.0% 12.0% 14.0% 16.0% '11 '12 '13 '14 '15 '16 3Q17 YTD 46.2% 49.6% 46.8% 61.1% 62.7% 58.3% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% '11 '12 '13 '14 '15 '16 3Q17 YTD $8.6 $17.6 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 3Q17 $6.0 $12.1 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 3Q17 0.16% 0.63% 0.13% 0.41% 3.00% 0.66% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 3Q17 52.1% 33.6% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets

HIGHLIGHTS

First Hawaiian, Inc.

3Q Financial Highlights

- Net income of $58.4 million, or $0.42 per diluted share. Core net income(1) of $57.0 million, or $0.41 per diluted share.
- Loan and lease growth of $87 million, or 0.7%, to $12.1 billion. YTD loan growth of 5.5%.
- Deposit growth of $143 million, or 0.8%, to $17.6 billion. YTD deposit growth of 4.8%.
- Net charge-off ratio: 0.13% annualized
- Efficiency ratio of 46.0%
- Capital ratios in excess of well-capitalized ratios at 9/30/17
- ROATA(1) of 1.21%, core ROATA(1) of 1.18%
- ROATCE(1) of 14.76%, core ROATCE(1) of 14.42%

Other Highlights

- First Hawaiian Bank named the 2017 SBA Lender of the Year – Category 1 and the 2017 SBA HEDCO 504 Lender of the Year by the Small Business Administration
- Bob Harrison named the "2017 CEO of the Year" by Hawaii Business Magazine

Quarterly Results

	($ in millions)	3Q 2017	2Q 2017	3Q 2016
Balance Sheet	Loans and Leases	$ 12,150	$ 12,062	$ 11,397
	Deposits	17,595	17,452	16,966
Core Income Statement(1)	Net Interest Income	$ 133.3	$ 131.3	$ 122.7
	Provisions	4.5	4.4	2.1
	Noninterest Income	45.9	48.9	48.7
	Noninterest Expense	83.1	84.8	79.7
	Net Income	**$ 57.0**	**$ 57.2**	**$ 55.2**
	Earnings per Share	**$ 0.41**	**$ 0.41**	**$ 0.40**
Core Operating Metrics(1)	Net Interest Margin	2.96 %	3.02 %	2.87 %
	Noninterest Income / Total Revenue	25.6	27.1	28.4
	Efficiency Ratio(2)	46.4	47.1	46.5
	ROATA(3)	1.18	1.23	1.20
	ROATCE(3)	14.4	15.0	14.5
Credit / Capital	NCOs / Average Loans	0.13 %	0.11 %	0.12 %
	NALs / Total Loans	0.06	0.06	0.08
	CET1 / Tier 1	12.7	12.7	12.5

(1) Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix.
(2) Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix.
(3) ROATA (return on average tangible assets) and ROATCE (return on average tangible common equity) are non-GAAP financial measures. A reconciliation to the comparable GAAP measure is provided in the appendix.

7

Opportunities for increased Shareholder Returns Rising Interest Rates Well positioned for NIM improvement in rising interest rate environment Opportunity to Reduce Effective Tax Rate Tax optimization strategies Tax reform Capital Distribution Strong annual capital generation Ability to consider increasing dividends and/or share repurchases, subject to receipt of necessary regulatory approvals Separation from BNP Paribas 8 1 2 3 Drivers of Returns 4

WELL POSITIONED FOR NIM IMPROVEMENT IN RISING RATE ENVIRONMENT

First Hawaiian, Inc.

Improving NIM



3.50 %
3.00 %
2.50 %
2.00 %
1.50 %
1.00 %
0.50 %
– %
2.85 % 2.84 % 2.92 % 3.04 % 3.02 % 3.15 % 3.18 % 3.22 % 3.23 %
2.72 % 2.71 % 2.77 % 2.88 % 2.87 % 2.99 % 3.00 % 3.02 % 2.96 %
$ 114 $ 116 $ 117 $ 120 $ 123 $ 131 $ 129 $ 131 $ 133
0.14 % 0.15 % 0.16 % 0.16 % 0.16 % 0.17 % 0.18 % 0.21 % 0.28 %
3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17
Net Int Inc. Earning Asset Yield Cost of Deposits NIM

Well Positioned for Rising Rates

- 98% of balance sheet funded with deposits
- Hawaii has experienced lower deposit costs and had a lower deposit beta in the last rate cycle

NII Benefit From Rate Hike[1]



NII Sensitivity +200bps
NII Sensitivity +100bps
11.3 %
5.7 %
7.4 %
4.5 %
4.5 %
2.6 %
Static B/S
Dynamic B/S
Public U.S. Banks with $10-$50bn of Assets
First Hawaiian, Inc.

Source: Public filings and SNL Financial
Note: Financial data as of 30-Sep-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets.
[1] FHB results based on instantaneous shift in rates; $10-$50bn bank results on an as reported basis (includes both instantaneous and gradual rate shock scenarios based on reporting).

9

POTENTIAL TAX OPPORTUNITIES

First Hawaiian, Inc.

Potential Tax Optimization Opportunities

- Tax credit investment
  - Low income housing tax credits of ~$4.5mm for 2017 and ~$4.8mm for 2018
- Tax exempt securities
  - No municipal bonds held in current portfolio
- Tax reform
  - Time and impact remains uncertain

Potential Financial Impact[1]

Each 1% lower tax rate equals a yearly addition of:

- ~$3.7mm of net income
- ~$0.03 of EPS
- ~24bps of ROATCE

2016 Effective Tax Rate


38.1%
32.5%
First Hawaiian, Inc.
Public U.S. Banks with $10-$50bn of Assets

Municipal Securities (as a % of Securities Portfolio)[1]


0.0%
9.9%
First Hawaiian, Inc.
Public U.S. Banks with $10-$50bn of Assets

	First Hawaiian, Inc.	Public U.S. Banks with $10-$50bn of Assets
Avg. Securities / Avg. Earning Assets	29.5%	18.1 %

Source: Public filings and SNL Financial
Note: Financial data as of 30-Sep-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets.
(1) Based on 3Q17 year-to-date annualized.

10

CAPITAL DISTRIBUTION

First Hawaiian, Inc.

Robust capital levels and strong capital generation support an attractive return opportunity for shareholders through organic growth, dividends and/or share repurchases[(1)]

Robust Capital Position



Tier 2
NCT1
CET 1
13.8%
1.1 %
12.7 %
13.9%
1.6 %
0.5 %
11.8 %
First Hawaiian, Inc.
Public U.S. Banks with $10-$50bn of Assets

	First Hawaiian, Inc.	Public U.S. Banks with $10-$50bn of Assets
Tier 1 Leverage	8.7%	9.7%

Attractive Dividend Payout Ratio (LTM 3Q17)[(2)]



52.1%
33.6%
First Hawaiian, Inc.
Public U.S. Banks with $10-$50bn of Assets

	First Hawaiian, Inc.	Public U.S. Banks with $10-$50bn of Assets
Dividend Yield (MRQ)	3.2%	2.0%

Strong Total Payout Ratio (LTM 3Q17)[(2)]



52.1%
39.6%
First Hawaiian, Inc.
Public U.S. Banks with $10-$50bn of Assets

Source: Public filings and SNL Financial

Note: Financial data as of 30-Sep-17. Market data as of 24-Nov-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets.

(1) Dividends and share repurchases are subject to approval of FHB's board of directors, future capital needs and regulatory approvals.

(2) FHB dividend payout ratio and total payout ratio are based on 3Q17 LTM earnings and a $0.86 per share cash dividend for the last-twelve months ended 30-Sep-17.

11

Delivering Value Through Operational Excellence 12 1 2 3 5 4 6 7 Growing core deposit base Consistent high quality loan growth Best-in-class credit performance Well positioned for rising rates Disciplined expense culture focused on driving operating leverage Delivering low volatility earnings and top quartile return profile Focused on maximizing shareholder return

Appendix

Growing, Low-Cost Core Deposit Base Strong brand, deep ties to the community and a leading market share position have driven an attractive, low-cost deposit base 14 CAGR: 6.3% Deposits: $17.6bn 3Q17 YTD Deposit Cost: 0.22% Year Ended December 31, Deposit Portfolio Composition (3Q17) Consistent Deposit Growth ($bn) Best-in-Class Cost of Deposits Year Ended December 31, Source: Public filings and SNL Financial Note: Financial data as of 30-Sep-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets. ~16% of Total Deposits are Public Deposits Public Savings 2% Demand 34% Money Market 15% Savings 23% Time 12% Public Time 14% 0.87% 1.92% 0.22% 1.70% 2.94% 0.35% – % 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 3Q17 YTD First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets

Steady Organic Growth and Balanced Loan Portfolio Steady through the cycle organic loan growth and balanced loan portfolio with attractive forward growth opportunities 15 Well positioned to serve clients during the financial crisis CAGR: 6.2% Loans: $12.1bn 3Q17 YTD Loan Yield: 3.86% Loans / Deposits 70% 71% 72% 84% 78% 79% 69% 70% 70% 68% 67% 69% 69% Year Ended December 31, Balanced Loan Portfolio (3Q17) Steady Loan Growth ($bn) Growth in All Categories (2013FY – 3Q17 CAGR) Source: Public filings and SNL Financial Note: Financial data as of 30-Sep-17. Commercial 26% Consumer & Other 14% Residential RE 33% Commercial RE 27% 7.2% 3.2% 9.3% 7.8% 11.2 % Total Commercial Commercial RE Residential RE Consumer

Proven, Consistent, and Conservative Credit Risk Management Strong through the cycle credit performance driven by conservative approach to credit risk management 16 Year Ended December 31, Year Ended December 31, Year Ended December 31, Year Ended December 31, Source: Public filings and SNL Financial Note: Financial data as of 30-Sep-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets. NCOs / Average Loans NPAs + 90s / Loans + OREO Reserves / Loans Reserves / Non-Accrual Loans 75.0x 0.16% 0.63% 0.13% 0.41% 3.00% 0.66% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 3Q17 1.43% 1.45% 1.13% 1.12% 2.11% 0.97% 0.50% 1.00% 1.50% 2.00% 2.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 3Q17 71.4x 17.4x 3.2x 1.6x 0.0x 10.0x 20.0x '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 3Q17 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets

Operating Leverage Through prudent expense management 17 Source: Public filings and SNL Financial Note: Financial data as of 30-Sep-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets. FHB measures shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix. Year Ended December 31, Year Ended December 31, Non-Interest Expense / Average Assets(1) Well Managed Core Noninterest Expense(1) Efficiency Ratio(1), (2) Driving Future Operating Leverage Improving margins and benefit from rising rates Additional operating capacity Scalable fee businesses Close management of expenses through transition Expect ~47% efficiency ratio in 2017 Expect ~47 - 48% efficiency ratio in 2018 CAGR: 1.1% Year Ended December 31, Year-to-Date 46.2% 46.3% 45.9% 47.3% 49.6% 47.3% 46.8% 61.1% 61.7% 62.7% 61.8% 60.0% 60.3% 58.3% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 2011 2012 2013 2014 2015 2016 3Q17 YTD First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 2.01% 1.83% 1.74% 1.70% 1.70% 1.67% 1.70% 2.95% 2.78% 2.74% 2.53% 2.42% 2.43% 2.42% 1.50% 2.00% 2.50% 3.00% 3.50% 2011 2012 2013 2014 2015 2016 3Q17 YTD $ 306 $ 295 $ 290 $ 298 $ 320 $ 323 $ 241 $ 252 46.2% 46.3% 45.9% 47.3% 49.6% 47.3% 47.8% 46.8% '11 '12 '13 '14 '15 '16 3Q16 3Q17 Core Noninterest Expense Efficiency Ratio

Sustained, Consistent Track Record of Strong Profitability 18 Source: Public filings and SNL Financial Note: Financial data as of 30-Sep-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets. FHB measures shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. Volatility of earnings calculated as the standard deviation in the change in earnings between 2011-2016. ROATA (return on average tangible assets) and ROATCE (return on average tangible common equity) are non-GAAP financial measures. A reconciliation to the comparable GAAP measures are provided in the appendix. Year Ended December 31, Consistent Core Earnings(1) ROATA(1),(3) Low Earnings Volatility(2) Focused on maintaining peer leading profitability through stable, consistent growth ROATCE(1),(3) Year Ended December 31, Consistent Earnings Top Quartile Profitability Year Ended December 31, CAGR: 1.9% Year-to-Date 1.39% 1.30% 1.31% 1.22% 1.10% 1.18% 1.21% 0.88% 1.03% 1.10% 1.07% 1.03% 1.04% 1.09% 0.75% 1.00% 1.25% 1.50% 2011 2012 2013 2014 2015 2016 3Q17 YTD 12.0% 11.8% 12.3% 11.8% 11.3% 13.8% 14.9% 10.2% 11.0% 11.7% 11.0% 11.2% 10.9% 11.6% 8.0% 10.0% 12.0% 14.0% 16.0% 2011 2012 2013 2014 2015 2016 3Q17 YTD First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets $ 198 $ 197 $ 205 $ 202 $ 196 $ 217 $ 161 $ 171 '11 '12 '13 '14 '15 '16 3Q16 3Q17 3.5% 19.2 % First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets

Hawaii Banks have a Significant Deposit Advantage 19 Source: SNL Financial and the Federal Reserve website (1) Deposit beta is defined as the change in deposit costs as a percentage of the change in Fed Funds over a particular period. Deposit cost uses starting point (2Q04) to peak (3Q07); one quarter lag. (2) Includes First Hawaiian, Bank of Hawaii, American Savings, Central Pacific, Territorial Bancorp, Hawaii National. (3) Includes all U.S. bank holding companies excluding Hawaii-based banks. Hawaii banks experience more favorable deposit behavior across all rate cycles; Hawaii banks experienced a deposit beta(¹) of ~34% vs. ~47% for broader U.S. banks during the last rising rate cycle (2) (3) 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q Hawaii Banks U.S. Banks Fed Funds 20bps Current Funding Advantage 3.34% 1.97% 0.42% 0.22% 5.25% 137bps Funding Advantage 1.16% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

GAAP to non-gaap reconciliations 20 We present net interest income, noninterest income, noninterest expense, net income, earnings per share and the related ratios described below, on an adjusted, or ‘‘core,’’ basis, each a non-GAAP financial measure. These core measures exclude from the corresponding GAAP measure the impact of certain items that we do not believe are representative of our financial results. We believe that the presentation of these non-GAAP financial measures helps identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses, gains and other items included in our operating results. Core net interest margin, core return on average total assets and core return on average total stockholders’ equity are non-GAAP financial measures. We compute our core net interest margin as the ratio of core net interest income to average earning assets. We compute our core return on average total assets as the ratio of core net income to average total assets. We compute our core return on average total stockholders’ equity as the ratio of core net income to average stockholders’ equity. Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Return on average tangible stockholders’ equity, core return on average tangible stockholders’ equity, return on average tangible assets, core return on average tangible assets and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) amounts related to our goodwill. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The following tables provide a reconciliation of these non-GAAP financial measures with their most closely related GAAP measures.

GAAP TO NON-GAAP RECONCILIATION

First Hawaiian, Inc.

(Dollars in millions, except per share data)	For the Nine Months Ended Sept 30, 2017	Sept 30, 2016	As of and for the Twelve Months Ended December 31, 2016	2015	2014	2013	2012	2011
Net Income	$ 172.0	$ 173.6	$230.2	$213.8	$216.7	$214.5	$211.1	$199.7
Average Total Stockholders' Equity	$ 2,527.4	$ 2,588.6	$2,568.2	$2,735.8	$2,698.4	$2,667.4	$2,664.2	$2,640.6
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Stockholders' Equity	**$ 1,531.9**	**$ 1,593.1**	**$1,572.7**	**$1,740.3**	**$1,702.9**	**$1,672.0**	**$1,668.7**	**$1,645.1**
Total Stockholders' Equity	2,581.9	2,524.00	2,476.5	2,736.9	2,675.0	2,651.1	2,654.2	2,677.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Stockholders' Equity	**$ 1,586.4**	**$ 1,528.5**	**$1,481.0**	**$1,741.4**	**$1,679.5**	**$1,655.6**	**$1,658.7**	**$1,681.9**
Average Total Assets	19,858.2	19,185.5	19,334.7	18,785.7	17,493.2	16,653.6	16,085.7	15,246.8
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Assets	**$ 18,862.7**	**$ 18,190.0**	**$18,339.2**	**$17,790.2**	**$16,497.7**	**$15,658.1**	**$15,090.2**	**$14,251.3**
Total Assets	20,565.6	19,892.7	19,661.8	19,352.7	18,133.7	17,118.8	16,646.7	15,839.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Assets	**$ 19,570.1**	**$ 18,897.2**	**$18,666.3**	**$18,357.2**	**$17,138.2**	**$16,123.3**	**$15,651.2**	**$14,843.9**
Return on Average Total Stockholders' Equity[(1)]	9.10%	8.96%	8.96%	7.81%	8.03%	8.04%	7.92%	7.56%
Return on Average Tangible Stockholders' Equity (non-GAAP) [(1)]	**15.01%**	**14.56%**	**14.64%**	**12.28%**	**12.72%**	**12.83%**	**12.65%**	**12.14%**
Return on Average Total Assets[(1)]	1.16	1.21	1.19	1.14	1.24	1.29	1.31	1.31
Return on Average Tangible Assets (non-GAAP) [(1)]	**1.22 %**	**1.28%**	**1.26%**	**1.20%**	**1.31%**	**1.37%**	**1.40%**	**1.40%**

Note: Totals may not sum due to rounding.
[(1)] Annualized for the nine month periods.

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GAAP TO NON-GAAP RECONCILIATION

First Hawaiian, Inc.

(Dollars in millions, except per share data)	For the Nine Months Ended Sept 30, 2017	For the Nine Months Ended Sept 30, 2016	For the Fiscal Year Ended December 31, 2016	2015	2014	2013	2012	2011
Net Interest Income	$ 393.9	$ 360.4	$491.7	$461.3	$443.8	$439.0	$447.5	$470.0
Accounting Change (ASC 310 Adjustment)	–	–	–	–	–	(4.3)	–	–
Early Buyout on Lease	–	–	–	–	(3.1)	–	–	–
Early Loan Termination[1]	–	–	–	(4.8)	–	–	–	–
Core Net Interest Income (Non-GAAP)	**$ 393.9**	**$ 360.4**	**$491.7**	**$456.5**	**$440.7**	**$434.7**	**$447.5**	**$470.0**
Noninterest Income	$ 146.8	$ 168.6	$217.6	$211.4	$209.2	$208.4	$212.8	$194.6
Gain on Sale of Securities	–	(3.1)	(4.6)	(7.7)	–	(0.2)	(16.7)	(1.7)
Gain on Sale of Stock (Visa/MasterCard)	–	(22.7)	(22.7)	(4.6)	(20.8)	(11.1)	–	–
Gain on Sale of Bank Properties	(2.7)	–	–	(3.4)	–	(0.4)	(6.4)	–
Other Adjustments[1],[2]	–	–	–	(7.5)	–	–	–	(0.9)
Core Noninterest Income (Non-GAAP)	**$ 144.1**	**$142.9**	**$190.4**	**$188.2**	**$188.4**	**$196.6**	**$189.7**	**$192.0**
Noninterest Expense	$ 253.2	$ 246.3	$328.8	$319.6	$297.7	$290.7	295.6	306.1
Non-Recurring Items[3]	(1.4)	(5.6)	(6.2)	–	–	(0.7)	(0.7)	–
Core Noninterest Expense (Non-GAAP)	**$ 251.9**	**$ 240.7**	**$322.6**	**$319.6**	**$297.7**	**$290.0**	**$294.9**	**$306.1**
Net Income	$ 172.0	$ 173.6	$230.2	$213.8	$216.7	$214.5	$211.1	$199.7
Accounting Change (ASC 310 Adjustment)	–	–	–	–	–	(4.3)	–	–
Early Buyout on Lease	–	–	–	–	(3.1)	–	–	–
Early Loan Termination	–	–	–	(4.8)	–	–	–	–
Gain on Sale of Securities	–	(3.1)	(4.6)	(7.7)	–	(0.2)	(16.7)	(1.7)
Gain on Sale of Stock (Visa/MasterCard)	–	(22.7)	(22.7)	(4.6)	(20.8)	(11.1)	–	–
Gain on Sale of Bank Properties	(2.7)	–	–	(3.4)	–	(0.4)	(6.4)	–
Other Adjustments[1],[2]	–	–	–	(7.5)	–	–	–	(0.9)
Non-Recurring Items[3]	1.4	5.6	6.2	–	–	0.7	0.7	–
Tax Adjustments[4]	0.5	7.6	8.0	10.6	8.9	5.8	8.1	1.0
Total Core Adjustments	(0.8)	(12.5)	(13.1)	(17.5)	(15.0)	(9.5)	(14.3)	(1.7)
Core Net Income (Non-GAAP)	**$ 171.2**	**$ 161.1**	**$217.1**	**$196.3**	**$201.6**	**$205.0**	**$196.7**	**$198.0**
Core Basic EPS (Non-GAAP)	**$ 1.23**	**$ 1.16**	**$1.56**	**$1.41**	**$1.45**	**$1.47**	**$1.57**	**$1.79**
Core Diluted EPS (Non-GAAP)	**$ 1.23**	**$ 1.16**	**$1.56**	**$1.41**	**$1.45**	**$1.47**	**$1.57**	**$1.79**

Note: Totals may not sum due to rounding.
[1] Adjustments that are not material to our financial results have not been presented for certain periods.
[2] Other adjustments include a one-time MasterCard signing bonus and a recovery of an investment that was previously written down.
[3] Include non-recurring public company transition costs.
[4] Represents the adjustments to net income, tax effected at the Company's effective tax rate for the respective period.

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